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                                                                     EXHIBIT 4.1



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM  -

TEN ENT -

JT TEN -


as tenants in common

as tenants by the entireties

as joint tenants with right of

survivorship and not as tenants

in common


UNIF GIFT MIN ACT #      Custodian

(Cust)                   (Minor)

under Uniform Gifts to Minors

Act

(State)


Additional abbreviations may also be used though not in the above list.





For value received, hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE





(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

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    shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated,





X

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:




THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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                             Sonoma International

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

          20,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE


CUSIP 835585 10 0


SEE REVERSE FOR

CERTAIN DEFINITIONS



This certifies that

 is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

SONOMA INTERNATIONAL

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED

PRESIDENT


SECRETARY


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR


BY

AUTHORIZED SIGNATURE